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               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                           FORM 8-K/A
                        (Amendment No. 1)

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

 Date of Report (Date of earliest event reported)  November 10,
                              2004


                           AIR T, INC.
     (Exact Name of Registrant as Specified in its Charter)


        Delaware                     0-11720                 52-1206400
(State or Other Jurisdiction  (Commission File Number)   (I.R.S. Employer
        of Incorporation)                                Identification No.)

                        3524 Airport Road
                      Maiden, North Carolina 28650
            (Address of Principal Executive Offices)
                            (Zip Code)

                        (704) 377-2109
       (Registrant's Telephone Number, Including Area Code)

                         Not Applicable
  (Former name or former address, if changed from last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

          Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to  Rule  14d-
          2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
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Preliminary Note
     This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Air T, Inc. (the ("Company") dated November 17, 2004 to clarify that the decision by the Audit Committee of the Board of Directors of the Company on November 10, 2004 to no longer engage the Company's independent public accountants resulted in the Audit Committee dismissing the Company's independent public accountants on that date.

Item 4.01.     Change in Registrant's Certifying Accountant

     (a) On November 10, 2004, the Audit Committee of the Board of Directors of the Company decided to no longer engage, and thus on that date dismissed, Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent public accountants and to engage Dixon Hughes PLLC ("Dixon Hughes") as the Company's independent public accountants to audit the financial statements of the Company for the fiscal year ending March 31, 2005.

     The audit reports of Deloitte & Touche on the financial statements of the Company for the fiscal years ended March 31, 2004 and March 31, 2003 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the financial statements of the Company for the fiscal years ended March 31, 2004 and March 31, 2003 and through the date hereof, the Company had no disagreement with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche, would have caused them to make reference to such disagreement in their reports for such periods; and there were no reportable events as defined in
     Item 304(a)(1)(v) of Regulation S-K .

     Deloitte & Touche was provided a copy of the above disclosures and was requested to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A letter from Deloitte & Touche is attached hereto as
     Exhibit 16.

     (b) On November 17, 2004, the Company engaged the accounting firm of Dixon Hughes as its independent public accountants to audit the Company's financial statements for the fiscal year ending March 31, 2005. The decision to engage Dixon Hughes was made by the Audit Committee of the Board of Directors of the Company. During the fiscal years ended March 31, 2004 and March 31, 2003 and through the date hereof, the Company did not consult with Dixon Hughes regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.
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Item 9.01.     Financial Statements and Exhibits.


     (c)  Exhibits

               Exhibit 16 Letter from Deloitte & Touche  LLP
                          to the Securities and Exchange
                          Commission dated November 22, 2004.
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                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 22, 2004

                          AIR T, INC.


                              By:  /s/ John J. Gioffre
                                  John J. Gioffre, Vice
                                  President-Finance and Secretary


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                          Exhibit Index


Exhibit                    Description

Exhibit  Letter from Deloitte & Touche LLP to the
16       Securities and Exchange Commission dated
         November 22, 2004


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